Midwest Super-Community Bank Conference March 1, 2006

Safe Harbor Statement Discussions in this release that are not statements of historical fact (including statements that include terms such as "will" "may," "should," "believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties, and Citizens' actual future results could materially differ from those discussed. Factors that could cause or contribute to such differences include, without limitation, adverse changes in Citizens' loan and lease portfolios and the resulting credit risk-related losses and expenses (including losses due to fraud, Michigan automobile-related industry changes and shortfalls, and other economic factors), Citizens' future lending and collections experience and the potential inadequacy of Citizens' loan loss reserves, interest rate fluctuations and the effects on net interest income of changes in Citizens' interest rate risk position, the potential inability to hedge certain risks economically, other adverse changes in economic or financial market conditions, the effects of terrorist attacks and potential attacks, Citizens' potential inability to continue to attract core deposits, Citizens' potential inability to continue to obtain third party financing on favorable terms, adverse changes in competition and pricing environments, Citizens' potential failure to maintain or improve loan quality levels and origination volume, unanticipated expenses and payments relating to litigation brought against Citizens from time to time, unanticipated technological changes that require major capital expenditures, adverse changes in applicable laws and regulatory requirements, the potential lack of market acceptance of Citizens' products and services, adverse changes in Citizens' relationship with major customers, changes in accounting and tax rules and interpretations that negatively impact results of operations or capital, the potential inadequacy of Citizens' business continuity plans, the potential failure of Citizens' external vendors to fulfill their contractual obligations to Citizens, Citizens' potential inability to integrate acquired operations, unanticipated environmental liabilities or costs, impairment of the ability of the banking subsidiaries to pay dividends to the holding company parent, Citizens' success in managing the risks involved in the foregoing, and other risks and uncertainties detailed from time to time in its filings with the Securities and Exchange Commission. Other factors not currently anticipated by management may also materially and adversely affect Citizens' results of operations. There can be no assurance that the future results will meet expectations. While Citizens believes that its forward-looking statements are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Who We Are 2nd largest bank holding company in Michigan 61st largest bank in the U.S. $7.8 billion in assets $2.5 billion in trust assets under administration $1.2 bil market cap as of December 31, 2005 183 Branch & Financial Centers 187 ATMs Source: SNL DataSource Deposit Market Share Analysis

Our Turnaround Strategy Since 2002 Build a strong management team: Large and community bank experience Experience in turnarounds, culture change and transformations Hire the best with strong injection of expertise Front line authority and capability to provide solutions Back office - "store support" for the front line Enhance our product array to compete at all levels Treasury/Cash Management Business Deposit Products (bundled services, imaging, internet) Wealth Management Develop a rigorous and disciplined sales management focus with consultative selling Leverage sales culture and process to gain "fair share" Streamlined operating model with high touch - high service Lightning fast response time on decisions and problem resolution

Our Turnaround Strategy Since 2002 Invest into high growth markets enhancing our footprint Southeast Michigan New Management Team and seasoned personnel in Wisconsin Make the necessary people and process changes to enhance our operating model Enterprise risk management Program management process with certified leaders Establish "core competencies" Credit quality - underwriting, monitoring, collection Asset/Liability Management Institutionalize cost management

Proven Ability to Execute * "As reported" includes continued and discontinued operations (see slide 23 ). ** As reported: EPS = 1.85, ROE = 12.33, and ROA = 1.04; Excluding the 4Q05 $3.6 mil charge relating to the swaps on brokered CDs: EPS = 1.91, ROE = 12.68, and ROA = 1.06. 2002 2003 2004 2005 ROE% (as reported)* 3.62 10.43 11.9 12.33 ROE%** 0.35 12.68** ROE% 2002 2003 2004 2005 EPS (as reported)* 0.56 1.51 1.74 1.85 EPS** 0.06 1.91** EPS 2002 2003 2004 2005 ROA%(as reported)* 0.33 0.86 0.99 1.04 ROA%** 0.02 1.06** ROA%

Consistent Loan Growth Trends After a Period of Rationalizing Credit 4Q01 1Q02 2Q02 3Q02 4Q02* 1Q03 2Q03 3Q03 4Q03* 1Q04* 2Q04* 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Consumer Loans Total Loans (Less Mortgage & HFS) 4873 4828 4897 4855 4720 4706 4705 4737 4672 4724 4820 4801 4885 4934 4998 5037 5076 Illinois Sale ($76.1 Million) * Restated - excludes Illinois subsidiary balances which are now treated as discontinued operations. Total Loans (Less Mortgage & HFS)

Proven Ability to Execute Southeast Michigan Initiative 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4O05 Average Loans 366 384 414 421 465 521 618 643 707 770 812 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Average Deposits 232 227 242 276 263 269 271 252 262 262 276 $428 mil Growth or 111% 3Q03-4Q05 Feb '04 1Q04 Apr '04 May '04 2Q04 July '04 Aug '04 3Q04 Oct '04 Nov '04 4Q04 Jan '05 Feb '05 1Q05 2Q05 3Q05 4Q05 Average Deposits 1206000 11772000 16240000 22481000 21780000 21971000 24530000 30040000 30318000 29417000 30861000 30070000 33086000 33565000 42759000 51671000 57755000

Proven Ability to Execute Wealth Management 2003 2004 2005 Trust Income 17527 17851 18444 Brokerage Income 4293 4651 5582 Other Inc (incl. NIM) 296 1353 1503 Personal Trust Employee Benefit Plans Institutional Trust IRA IMAP December 2004 Trust Assets 1420 527 423 149 11 December 2005 (EOM) Trust Assets under Administration ($2.5 Billion)

2002* 2003* 2004* 2005 NCO% (as reported) 1.61 0.89 0.4 0.13 NCO%** 0.16 0.29** 2002* 2003* 2004 2005 NPA/Total Loans 1.7 1.47 0.94 0.71 ** As reported NCO% = 13bps; Excluding the 4Q05 $9.1 mil insurance settlement NCO% = 29bps. Proven Ability to Execute Credit Quality * Restated - excludes Illinois subsidiary which is now treated as discontinued operations. Net Charge-off % NPA %

High Grade Consumer Underwriting 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Total ($'s) Booked 193162 135047 176331 96173 223908 91912 165608 80020 112862 115444 72269 43000 Avg Bureau Score Booked 740 740 737 714 730 740 749 740 756 750 757 739 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Total ($'s) Booked 60759 117195 120520 42812 84873 111279 91742 34387 59321 75265 76467 18500 Avg Bureau Score Booked 686 681 704 692 713 717 717 713 723 710 712 722

Our Responsive Operating Model Topic "Big Bank" Approach Citizens' Approach Focus Pushing Product Sales Satisfying Client Needs Sales Approach Product Specialists Highly Competent Senior Relationship "Bankers" Staffing Limited Competence (Narrow Focus), Cost Control, Minimum Staffing Broad Competence, Staffed For Growth Operating Philosophy Standardized, Rule-Based Flexible, Agile, and Lightning Fast Financial Performance Efficiency Ratio, Short-term Profitability Loan & Deposit Growth Organization/Decisions Highly Centralized LOB Reporting/Bureaucratic/ Slow Decisions Geographic Team, Local Influence, Speedy Decisions

Industry Challenges for 2006 Margins will struggle Flat or inverted curve Spread compression on loans and deposits Price competition for non-maturity deposits will continue to increase Tough regulatory environment requiring significant focus while costs continue to rise Early signs of consumer economic stress Mortgage origination volume expected to decrease Deposit fees expected to slow Based on having fix/repair turnaround behind us, and the seriousness of industry challenges - need new strategic direction

2006 Growth Strategy Developed and implemented new strategic plan Conducted planning process Sept. through January Goal was to develop a strategy that delivers our key corporate objectives Improved levels of Return on Equity Organic revenue growth leading to profitability growth Consistent and disciplined credit quality and balance sheet management Continue our ability to hire and retain the best Ability to acquire when terms are more favorable and to apply our emerging success formula

What We Identified From Our Situation Analysis We did an assessment to determine our growth and profit potential After analyzing several peer groups ~ 50% with similar markets and business mix achieve attractive results (not skewed toward MI): Our findings indicated there is no correlation between location, demographics, and ROE growth potential Citizens current markets provide tremendous opportunity: Capacity and ability to meet fair share within markets based on current locations given the right focus and strategy Focus must be on key drivers of stock appreciation for regional banks: ROE EPS growth Organic revenue growth, particularly deposits

Our Highest Strategic Priorities Greater emphasis on low cost deposits from consumers, small business, commercial, and municipalities Strengthening our Value Proposition as the best institution to bank with in our markets: Differentiated service quality Lightning fast response Proof points that make our assertions real for our customers Maintain the momentum already built in our lines of business Maintain strong commitment to balance sheet management: Credit Quality Asset/Liability Management Improve Strategy Improve Competitiveness and Profitability Commercial Metro Branch Banking Community Banking (Rural) Mortgage Growth Strategy Leverage Existing Capabilities Southeast Michigan Wealth Management Direct & Indirect Lending Public Funds

Commercial Strategy Highlights Value Proposition Serving clients and prospects with the best Commercial Bankers in all of our markets Be highly skilled and responsive in delivering service Have superior industry knowledge and solutions to meet client needs Have "boundaryless" access and support from all business partners Strategy Continue commercial loan growth with strong credit quality standards Rigorous and disciplined sales and sales management approach Emphasis on deposit rich segments and opportunities Maintain momentum in specialty segments Agriculture Banking, Commercial Real Estate, and Public Funds Leverage strong market position and relationships to enhance Wealth and Treasury Management penetration

Metro Branch Banking Strategy Highlights Value Proposition Treat clients and prospects with fairness and respect and care for everyone as an individual Strategy Provide a consistent positive service experience Enhance our ability to sell and retain low-cost consumer and small business deposits Increased authority on pricing and problem resolution with an emphasis on service Continue consumer and small business loan growth momentum Direct access to branch personnel who are responsive and available at our clients convenience Designated 106 branches as Metro Branch Banking 91 in Michigan, 15 in Wisconsin

Community Banking in Rural Markets Strategy Highlights Value Proposition Serving clients and prospects with the best Community Bankers in all of our markets Skill and capability to be the "Go-to Person" in each market Lives in the community Strategy Provide a consistent positive service experience Increased authority on pricing and problem resolution Partnering with regional specialists for what a community bank cannot do Actively involved in local community Continue consumer and small business loan growth momentum Designated 77 branches as Community Banking 28 in Michigan, 38 in Wisconsin, 11 in Iowa

Wealth Management Strategy Highlights Value Proposition Providing superior results through expert advice, effective financial solutions and service you would expect from a true partner Strategy Provide high-touch, high quality, solutions based sales process and client experience Deliver objective and unbiased investment advice utilizing an open architecture environment Coordinate relationship management with line of business partners stressing a high quality and consultative approach delivered through local, experienced professionals We will compete in Personal Investment Management, Investment Center (Brokerage), Private Banking, Institutional Investment Management, and Employee Benefits

Indirect Lending Strategy Highlights Value Proposition Providing rapid, flexible underwriting, competitive pricing, and strong personal relationships with dealer personnel Strategy Continue the momentum already built in RV and Marine lending while maintaining strong credit quality standards Expand into contiguous geographies Improve service levels Underwriting speed Pricing Funding availability Dealer satisfaction measured by dealer input and feedback

Financial Highlights

Summary Income Statement Summary Income Statement

Balance Sheet Highlights Balance Sheet Highlights * Restated - excludes Illinois subsidiary balances which are now treated as discontinued operations.

Key Ratios Credit Quality & Capital 2002* 2003* 2004* 2005 Credit Quality LLR/NPA 118% 160% 240% 292% LLR/NPL 130% 178% 285% 358% NPA/Total Loans 1.70% 1.47% 0.94% 0.71% NCO% 1.61% 0.89% 0.40% 0.13% ** LLR% 2.01% 2.35% 2.27% 2.07% Capital Tier I Ratio 9.18% 9.80% 9.96% 9.94% Total Capital 10.43% 13.23% 13.32% 13.22% Tangible Common Equity 7.73% 7.38% 7.67% 7.69% Leverage Ratio 7.18% 7.45% 7.84% 7.98% ** As reported NCO% = 13bps; Excluding the 4Q05 $9.1 mil insurance settlement NCO% = 29bps. * Restated - excludes Illinois subsidiary which is now treated as discontinued operations.

Citizens Opportunities in 2006 Continue profitable growth in C&I and CRE lending through: Highly experienced and seasoned personnel with lending expertise Aligned product and service solutions with a rigorous sales and sales management process Continue to accelerate profitable growth of Southeastern MI franchise Greater emphasis on deposits from consumers, small business, commercial, and municipalities will improve deposit mix and revenue momentum Continue growth in Wealth Management profitability Asset Quality emphasis will result in continued credit leverage Expense rationalization while prudently investing in revenue opportunities will lead to operating leverage

Why Invest In Citizens? Citizens Banking Corporation (CBCF) stock: Proven execution ability will drive success of business strategies Strong management team committed to long- term growth and shareholder value Dividend Yield of 4.11% at the end of the fourth quarter, with share price upside potential Long-term outlook for earnings growth is positive